SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) June 4, 1997


                           TENGTU INTERNATIONAL CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Delaware                        033-27707                             77-0407366
--------------------------------------------------------------------------------
(State or Other                (Commission                      (I.R.S. Employer
Jurisdiction of                 File Number)                      Identification
incorporation)                                                              No.)







                 Suite 3825
                 First Canadian Place, 100 King Street West
                 Toronto,  Ontario, Canada                            M5X 1E3
--------------------------------------------------------------------------------
                 (Address of Principal Executive Offices)             (Zip Code)


                                 (416) 368-8400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 4.           Changes in Registrant's Certifying Accountants

                  Deloitte & Touche LLP was engaged by the Registrant on June 4, 1997 as the new independent accountants to the Registrant. During the Registrant's two most recent fiscal years and the subsequent interim periods prior to the engagement of Deloitte & Touche LLP, the Registrant did not consult with Deloitte & Touche LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TENGTU INTERNATIONAL CORP.
                                                          (Registrant)



Date: June 4, 1997                                   By:  /s/ Barry D. Cark
                                                          -----------------
                                                     Name:   Barry D. Clark
                                                     Title:     President


604324.1